Exhibit 99.1

PMC-Sierra Reports Second Quarter 2010 Results

Net revenues of $160.7 million in Q2’10 and non-GAAP net income of $0.20/share

SANTA CLARA, Calif.--(BUSINESS WIRE)--July 22, 2010--PMC-Sierra, Inc. (Nasdaq: PMCS), the premier Internet infrastructure semiconductor solution provider, today reported results for the second quarter ended June 27, 2010.

Net revenues in the second quarter of 2010 were $160.7 million, an increase of 30% compared to $123.2 million in the second quarter of 2009 and 5% higher than net revenues of $152.8 million reported in the first quarter of 2010.

Net income in the second quarter of 2010 on a GAAP basis was $30.1 million (GAAP diluted earnings per share of $0.13) compared with net income of $7.8 million (GAAP diluted earnings per share of $0.03) in the second quarter of 2009 and net income of $27.0 million (GAAP diluted earnings per share of $0.12) in the first quarter of 2010.

Non-GAAP net income in the second quarter of 2010 was $47.6 million (non-GAAP diluted earnings per share of $0.20), an increase of 60% above the $29.7 million (non-GAAP diluted earnings per share of $0.13) reported in the second quarter of 2009 and 9% above non-GAAP net income of $43.5 million (non-GAAP diluted earnings per share of $0.19) in the first quarter of 2010.

“In the second quarter of 2010, we benefited from continued growth in our Enterprise Storage and Fiber To The Home businesses,” said Greg Lang, president and chief executive officer of PMC-Sierra. “We’re also very pleased to have closed the asset purchase of Adaptec’s channel storage business in the second quarter to accelerate our access to channel customers worldwide.”

On June 8, 2010, the Company announced it had completed the acquisition of the channel storage business from Adaptec, Inc. for approximately $34 million in cash. The channel storage business includes Adaptec's RAID storage product line, the Adaptec brand, a well-established global value added reseller customer base, board logistics capabilities, and leading SSD cache performance solutions.

Net income on a non-GAAP basis in the second quarter of 2010 excludes the following items: (i) $6.8 million amortization of purchased intangible assets; (ii) $5.7 million stock-based compensation expense; (iii) $1.5 million costs related to the acquisition of the channel storage business from Adaptec, Inc.; (iv) $0.8 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and (v) $2.7 million income tax provision which includes $2.1 million tax effect on inter-company transactions.

For a full reconciliation of GAAP net income to non-GAAP net income, please refer to the schedule included with this release. The Company believes the additional non-GAAP measures are useful to investors for the purpose of financial analysis. Management uses the non-GAAP measures internally to evaluate its in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company’s core operating results. In addition, the measures are used to plan for the Company’s future periods. However, non-GAAP measures are neither stated in accordance with, nor are they a substitute for, GAAP measures.

In the second quarter of 2010, the Company announced:

  PMC’s second-generation SRCv family of 6Gb/s SAS RAID-on-Chip controllers, including the industry’s first 24-port RoC—which enables the highest levels of server performance and connectivity—along with an eight-port RoC targeted at the volume x86 server market. Both SRCv devices are based on PMC’s proven RoCstar™ architecture and multi-core processor subsystem, more than double the IOPS and throughput performance of existing solutions, and fully leverage PCI Express® 3.0. The devices are SAS 2.1 compliant and consume 30 percent less power than comparable solutions.
  PMC’s first multi-core, multi-threaded RAID adapter for Solid State Disk storage in x86 servers. PMC’s maxRAID BR5225-80 adapter connects PCI Express® (PCIe®) 2.0 to eight SAS/SATA ports at up to 6 Gb/s and targets data-intensive applications requiring high IOPS and throughput. Our storage platform is also the industry’s first PCIe solution to comply with the Storage Networking Industry Association’s Storage Management Initiative Specification version 1.4.
  Industry’s first pluggable GPON ONT reference design that connects any Customer Premises Equipment equipped with a standard Small Form-Factor Pluggable port to a high-speed Passive Optical Network. This eliminates the requirement for a separate, stand-alone ONT box and enables carriers and service providers to quickly and cost-effectively introduce advanced fiber-based services.
  Tecom, a broadband equipment maker based in Taiwan, selected PMC’s GPON SoC for its Mini GPON Gigabit ONT targeted at residential and SOHO deployments that require maximum performance, high quality of service and small form factors.
  PMC received the prestigious Quality Excellence Award from Huawei Technology, one of China’s leading telecommunications equipment companies. The award recognizes PMC’s superior product quality, technical support and product delivery. The Company’s HyPHY 20G was also a recipient of NGN Magazine’s Technology Leadership Award in the Network Technology Category.

Second Quarter 2010 Conference Call

Management will review the results for the second quarter of 2010 and provide an outlook for the third quarter of 2010 during a conference call at 2:30 pm Pacific Time/5:30 pm Eastern Time on July 22, 2010. The conference call webcast will be accessible under the Financial Events and Calendar section at http://investor.pmc-sierra.com/. To listen to the conference call live by telephone, dial 416-642-5213 approximately ten minutes before the start time. A telephone playback will be available after the completion of the call and can be accessed at 647-436-0148 using the access code 6766674. A replay of the webcast will be available for five business days.

Third Quarter 2010 Conference Call

PMC-Sierra is planning to release its results for the third quarter of 2010 on October 21, 2010. A conference call will be held on the day of the release to review the quarter and provide an outlook for the fourth quarter of 2010.

Safe Harbor Statement

The Company’s SEC filings describe the risks associated with the Company’s business, including PMC-Sierra’s limited revenue visibility due to variable customer demands, market segment growth or decline, orders with short delivery lead times, customer concentration, and other items such as foreign exchange rates. The Company does not undertake any obligation to update the forward-looking statements.

About PMC-Sierra

PMC-Sierra®, the premier Internet infrastructure semiconductor solution provider, offers its customers technical and sales support worldwide through a network of offices in North America, Europe, Israel and Asia. PMC-Sierra provides semiconductor solutions for Enterprise and Channel Storage, Wide Area Network Infrastructure, Fiber To The Home, and Laser Printer/Enterprise markets. The Company is publicly traded on the NASDAQ Stock Market under the PMCS symbol. For more information, visit www.pmc-sierra.com.

© Copyright PMC-Sierra, Inc. 2010. All rights reserved. PMC and PMC-SIERRA are registered trademarks of PMC-Sierra, Inc. in the United States and other countries. Other product and company names mentioned herein may be trademarks of their respective owners.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended			Six Months Ended
	June 27,	March 28,	June 28,	June 27,	June 28,
	2010	2010	2009	2010	2009

Net revenues	$160,669	$152,826	$123,194	$313,495	$225,766
Cost of revenues	50,064	49,005	39,413	99,069	76,216
Gross profit	110,605	103,821	83,781	214,426	149,550

Other costs and expenses:
Research and development	43,646	42,067	36,383	85,713	75,011
Selling, general and administrative	25,196	22,385	22,222	47,581	44,111
Amortization of purchased intangible assets	6,816	9,836	9,836	16,652	19,672
Restructuring costs and other charges	-	256	303	256	638
Income from operations	34,947	29,277	15,037	64,224	10,118

Other (expense) income:
(Loss) gain on sale of investment securities	(429)	130	-	(299)	-
Amortization of debt issue costs	(50)	(50)	(50)	(100)	(100)
Loss on subleased facilities	-	-	-	-	(538)
Foreign exchange gain (loss)	74	(989)	(2,867)	(915)	1,203
Interest expense, net	(25)	(121)	(841)	(146)	(1,652)
Income before provision for income taxes	34,517	28,247	11,279	62,764	9,031
Provision for income taxes	(4,411)	(1,260)	(3,430)	(5,671)	(5,099)
Net income	$30,106	$26,987	$7,849	$57,093	$3,932

Net income per common share - basic	$0.13	$0.12	$0.03	$0.25	$0.02
Net income per common share - diluted	$0.13	$0.12	$0.03	$0.24	$0.02

Shares used in per share calculation - basic	230,997	229,804	224,861	230,401	224,353
Shares used in per share calculation - diluted	234,925	233,653	227,883	234,289	226,327

As a supplement to the Company's condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company provides additional non-GAAP measures for cost of revenues, gross profit, gross profit percentage, research and development expense, selling, general and administrative expense, amortization of purchased intangible assets, restructuring costs and other charges, other (expense) income,  provision for income taxes, operating expenses, operating income, operating margin percentage, net income, and basic and diluted net income per share.

A non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  The Company believes that the additional non-GAAP measures are useful to investors for the purpose of financial analysis.  Management uses these measures internally to evaluate the Company's in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company's core operating results.  In addition, the measures are used for planning and forecasting of the Company's future periods.  However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures.  Other companies may use different non-GAAP measures and presentation of results.

PMC-Sierra, Inc.
Adjustments to GAAP Cost of Revenues, Gross Profit, Gross Profit Percentage, Research and Development Expense,
Selling, General and Administrative Expense, Amortization of Purchased Intangible Assets, Restructuring Costs and Other Charges,
Other (Expense) Income, Provision for Income Taxes, Operating Expenses, Operating Income,
Operating Margin Percentage, Net Income, and Basic and Diluted Net Income Per Share
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended			Six Months Ended
	June 27,	March 28,	June 28	June 27,	June 28,
	2010 (1)	2010 (2)	2009 (3)	2010 (4)	2009 (5)

GAAP cost of revenues	$50,064	$49,005	$39,413	$99,069	$76,216
Stock-based compensation	(229)	(218)	(226)	(447)	(431)
Acquisition related costs	(73)	-	-	(73)	-
Non-GAAP cost of revenues	$49,762	$48,787	$39,187	$98,549	$75,785

GAAP gross profit	$110,605	$103,821	$83,781	$214,426	$149,550
Stock-based compensation	229	218	226	447	431
Acquisition related costs	73	-	-	73	-
Non-GAAP gross profit	$110,907	$104,039	$84,007	$214,946	$149,981

Non-GAAP gross profit %	69%	68%	68%	69%	66%

GAAP research and development expense	$43,646	$42,067	$36,383	$85,713	$75,011
Stock-based compensation	(2,181)	(2,164)	(2,062)	(4,345)	(4,393)
Termination costs	-	-	-	-	(1,168)
Non-GAAP research and development expense	$41,465	$39,903	$34,321	$81,368	$69,450

GAAP selling, general and administrative expense	$25,196	$22,385	$22,222	$47,581	$44,111
Stock-based compensation	(3,253)	(2,969)	(3,343)	(6,222)	(6,268)
Acquisition related costs	(1,453)	-	-	(1,453)	-
Termination costs	-	-	-	-	(771)
Non-GAAP selling, general and administrative expense	$20,490	$19,416	$18,879	$39,906	$37,072

GAAP amortization of purchased intangible assets	$6,816	$9,836	$9,836	$16,652	$19,672
Amortization of purchased intangible assets	(6,816)	(9,836)	(9,836)	(16,652)	(19,672)
Non-GAAP amortization of purchased intangible assets	$-	$-	$-	$-	$-

GAAP restructuring costs and other charges	$-	$256	$303	$256	$638
Restructuring costs and other charges	-	(256)	(303)	(256)	(638)
Non-GAAP restructuring costs and other charges	$-	$-	$-	$-	$-

GAAP other (expense) income	$(430)	$(1,030)	$(3,758)	$(1,460)	$(1,087)
Loss on subleased facilities	-	-	-	-	538
Foreign exchange loss (gain) on foreign tax liabilities	16	962	2,889	978	(687)
Accretion of debt discount related to senior convertible notes	804	788	742	1,592	1,470
Non-GAAP other (expense) income	$390	$720	$(127)	$1,110	$234

GAAP provision for income taxes	$4,411	$1,260	$3,430	$5,671	$5,099
(Provision for) recovery of income taxes	(2,702)	693	(2,450)	(2,009)	(3,480)
Non-GAAP provision for income taxes	$1,709	$1,953	$980	$3,662	$1,619

	Three Months Ended			Six Months Ended
	June 27,	March 28,	June 28	June 27,	June 28,
	2010 (1)	2010 (2)	2009 (3)	2010 (4)	2009 (5)

GAAP operating expenses	$75,658	$74,544	$68,744	$150,202	$139,432
Stock-based compensation	(5,434)	(5,133)	(5,405)	(10,567)	(10,661)
Acquisition related costs	(1,453)	-	-	(1,453)	-
Termination costs	-	-	-	-	(1,939)
Amortization of purchased intangible assets	(6,816)	(9,836)	(9,836)	(16,652)	(19,672)
Restructuring costs and other charges	-	(256)	(303)	(256)	(638)
Non-GAAP operating expenses	$61,955	$59,319	$53,200	$121,274	$106,522

GAAP operating income	$34,947	$29,277	$15,037	$64,224	$10,118
Stock-based compensation	5,663	5,351	5,631	11,014	11,092
Acquisition related costs	1,526	-	-	1,526	-
Termination costs	-	-	-	-	1,939
Amortization of purchased intangible assets	6,816	9,836	9,836	16,652	19,672
Restructuring costs and other charges	-	256	303	256	638
Non-GAAP operating income	$48,952	$44,720	$30,807	$93,672	$43,459

Non-GAAP operating margin %	30%	29%	25%	30%	19%

GAAP net income	$30,106	$26,987	$7,849	$57,093	$3,932
Stock-based compensation	5,663	5,351	5,631	11,014	11,092
Acquisition related costs	1,526	-	-	1,526	-
Termination costs	-	-	-	-	1,939
Amortization of purchased intangible assets	6,816	9,836	9,836	16,652	19,672
Restructuring costs and other charges	-	256	303	256	638
Loss on subleased facilities	-	-	-	-	538
Foreign exchange loss (gain) on foreign tax liabilities	16	962	2,889	978	(687)
Accretion of debt discount related to senior convertible notes	804	788	742	1,592	1,470
Provision for (recovery of) income taxes	2,702	(693)	2,450	2,009	3,480
Non-GAAP net income	$47,633	$43,487	$29,700	$91,120	$42,074

Non-GAAP net income per share - basic	$0.21	$0.19	$0.13	$0.40	$0.19
Non-GAAP net income per share - diluted	$0.20	$0.19	$0.13	$0.39	$0.19

Shares used to calculate non-GAAP net income per share - basic	230,997	229,804	224,861	230,401	224,353
Shares used to calculate non-GAAP net income per share - diluted	234,925	233,653	227,883	234,289	226,327

(1) $5.7 million stock-based compensation expense; $1.5 million costs related to the acquisition of the channel storage business from Adaptec, Inc.; $6.8 million amortization of purchased intangible assets; $0.8 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $2.7 million income tax provision which includes $2.1 million tax effect on inter-company transactions, $0.5 million arrears interest relating to unrecognized tax benefits, $0.3 million net deferred tax expense relating to foreign exchange translation of a foreign subsidiary, and $0.2 million income tax recovery related to adjustments above.

(2) $5.4 million stock-based compensation expense; $9.8 million amortization of purchased intangible assets; $0.3 million restructuring costs; $1.0 million foreign exchange loss on foreign tax liabilities; $0.8 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $0.7 million income tax recovery which includes $2.1 million net deferred tax recovery relating to foreign exchange translation of a foreign subsidiary, $1.5 million tax effect on inter-company transactions, $0.5 million arrears interest relating to unrecognized tax benefits, $0.5 million income tax recovery related to adjustments above, and $0.1 million tax adjustments relating to prior periods.

(3) $5.6 million stock-based compensation expense; $9.8 million amortization of purchased intangible assets; $0.3 million restructuring costs; $2.9 million foreign exchange loss on foreign tax liabilities; $0.7 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $2.5 million income tax provision which includes $1.5 million net deferred tax expense relating to foreign exchange translation of a foreign subsidiary, $0.3 million arrears interest relating to unrecognized tax benefits, $1.2 million tax effect on inter-company transactions, and $0.5 million income tax recovery related to the adjustments above.

(4) $11.0 million stock-based compensation expense; $1.5 million costs related to the acquisition of the channel storage business from Adaptec, Inc.; $16.7 million amortization of purchased intangible assets; $0.3 million restructuring costs; $1.0 million foreign exchange loss on foreign tax liabilities; $1.6 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $2.0 million income tax provision which includes $3.6 million tax effect on inter-company transactions, $1.9 million net deferred tax recovery relating to foreign exchange translation of a foreign subsidiary, $1.0 million arrears interest relating to unrecognized tax benefits, and $0.7 million income tax recovery related to the adjustments above.

(5) $11.1 million stock-based compensation expense; $1.9 million termination costs; $19.7 million amortization of purchased intangible assets; $0.6 million restructuring costs; $0.5 million loss on subleased facilities; $0.7 million foreign exchange gain on foreign tax liabilities; $1.5 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $3.5 million income tax provision which includes $0.6 million net deferred tax expense relating to foreign exchange translation of a foreign subsidiary, $0.7 million arrears interest relating to unrecognized tax benefits, $0.7 million tax adjustments relating to prior periods, $0.3 million income tax related to foreign exchange gain on a foreign tax liability, $2.2 million tax effect on inter-company transactions, and $1.0 million income tax recovery related to adjustments above.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	June 27,	December 27,
	2010	2009
ASSETS:
Current assets:
Cash and cash equivalents	$133,995	$192,841
Short-term investments	128,116	67,928
Accounts receivable, net	79,831	50,745
Inventories, net	34,872	31,531
Prepaid expenses and other current assets	15,958	14,476
Income tax receivable	6,941	-
Deferred tax assets	6,834	3,052
Total current assets	406,547	360,573

Property and equipment, net	14,386	13,909
Investment securities	239,352	192,636
Goodwill	398,798	396,144
Intangible assets, net	116,346	110,458
Deferred tax assets	78	250
Prepaid expenses	23,594	26,187
Investments and other assets	13,939	10,175
Deposits for wafer fabrication capacity	5,145	5,145
	$1,218,185	$1,115,477

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Accounts payable	$31,914	$22,266
Accrued liabilities	64,771	52,996
Liability for unrecognized tax benefit	35,463	31,330
Income taxes payable	-	7,261
Deferred income taxes	75	681
Accrued restructuring costs	2,864	3,994
Deferred income	15,336	12,498
Total current liabilities	150,423	131,026

2.25% senior convertible notes due October 15, 2025, net	59,948	58,356
Long-term obligations	8,599	6,211
Deferred income taxes	25,633	22,695
Liability for unrecognized tax benefit	15,565	14,663

PMC special shares convertible into 1,520 (2009 - 1,570)
shares of common stock	1,931	2,003

Stockholders' equity
Common stock and additional paid in capital	1,539,964	1,521,723
Accumulated other comprehensive income	1,393	1,164
Accumulated deficit	(585,271)	(642,364)
Total stockholders' equity	956,086	880,523
	$1,218,185	$1,115,477

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended
	June 27,	June 28,
	2010	2009
Cash flows from operating activities:
Net income	$57,093	$3,932
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	25,194	28,289
Stock-based compensation	11,014	11,092
Unrealized foreign exchange loss (gain), net	766	(1,087)
Net amortization (accretion) of investment premiums/discounts	2,938	(1,054)
Accrued interest on investment securities	(855)	-
Loss on disposal of investment securities	298	-
Loss on subleased facilities	-	538

Changes in operating assets and liabilities:
Accounts receivable	(20,805)	(5,250)
Inventories	2,162	8,732
Prepaid expenses and other current assets	2,580	(851)
Accounts payable and accrued liabilities	9,679	(3,790)
Deferred income taxes and income taxes payable	(11,157)	3,329
Accrued restructuring costs	(1,139)	(958)
Deferred income	2,838	(615)
Net cash provided by operating activities	80,606	42,307

Cash flows from investing activities:
Acquisition of business	(34,250)	-
Purchases of property and equipment	(3,566)	(2,983)
Purchases of intangible assets	(1,178)	(1,384)
Redemption of short-term investments	4,314	170,802
Disposals of investment securities	59,098	1,000
Purchases of investment securities	(171,894)	(145,797)
Net cash (used in) provided by investing activities	(147,476)	21,638

Cash flows from financing activities:
Proceeds from issuance of common stock	7,921	7,018
Net cash provided by financing activities	7,921	7,018

Effect of exchange rate changes on cash and cash equivalents	103	1,078
Net (decrease) increase in cash and cash equivalents	(58,846)	72,041
Cash and cash equivalents, beginning of period	192,841	97,839
Cash and cash equivalents, end of period	$133,995	$169,880

CONTACT:
PMC-Sierra, Inc.
Vice President & CFO
Mike Zellner, 1-408-988-1204
or
VP Marketing Communications
David Climie, 1-408-988-8276
or
Sr Manager, Communications
Susan Shaw, 1-408-988-8515